SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of November 1, 2010 (this “Agreement”), between Point.360, a California corporation (“Debtor”) and TroyGould PC, a California professional corporation, its endorsees, transferees and assigns (collectively, “Secured Party”) with reference to the following:

RECITALS:

WHEREAS, pursuant to that certain understanding between Debtor and Secured Party,  Debtor has (a) acknowledged an accrued indebtedness to Secured Party in the amount of Nine Hundred Thirty-Four Thousand Sixty-Three and 73/100 Dollars ($934,063.73) representing the outstanding balance of all unpaid invoices for litigation work performed by Secured Party to Debtor through September 30, 2010, which have not been paid in full (“Accrued Invoices”) and which are evidenced by that certain promissory note from Debtor to Secured Party of even date herewith and any notes issued in addition to or in replacement of any note (collectively, the “Note”) and (b) agreed that the security interest granted by this Agreement shall also cover any subsequently issued invoices for litigation work performed by Secured Party for Debtor after the date of this Agreement which are not paid in full within 30 days of issuance;

WHEREAS, pursuant to the Note, Debtor has agreed to grant Secured Party a security interest in all of the Debtor’s assets which security interest shall be subject to the terms and potential seniority of any and all liens or security interests which predate it and which security interest shall be subject to and junior in position to any and all future security interests which may be necessary to facilitate future financings for working capital, equipment and real property acquisitions or for general corporate purposes for the Debtor or any similar financing from or guaranteed by Haig S. Bagerdjian;

WHEREAS, in order to induce the Secured Party to accept the Note, Debtor has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a perfected security interest in the Debtor’s assets in order to secure the prompt payment, performance and discharge in full of all of the Debtor’s obligations under the Note.

AGREEMENT

NOW, THEREFORE, in consideration of the above-referenced Recitals, the covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement, have the meaning given to them in the Note and the Deed of Trust or if the terms are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)           “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired:

(i)           All goods, including, without limitations, (A) all machinery, equipment, computers, motor vehicles, trucks, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with Debtor’s business and all improvements thereto; and (B) all inventory;

(ii)           All contract rights and other general intangibles, including, without limitation, all partnership or joint venture interests, membership interests, stock or other securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by Debtor or its predecessor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii)         All accounts, together with all instruments, all documents of title representing any of the foregoing (but not trade accounts receivable generated in the ordinary course of Debtor’s business), all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv)         All documents, letter-of-credit rights, instruments and chattel paper;

(v)          All commercial tort claims;

(vi)         All investment property;

(vii)        All supporting obligations; and

(viii)       All files, records, books of account, business papers, and computer programs; and

(ix)         the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(viii) above.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b)           “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c)           “Necessary Endorsement” shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent (as that term is defined below) may reasonably request.

(d)           “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing by Debtor to the Secured Party, including, without limitation, all obligations under this Agreement, the Note, the Deed of Trust and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note (which may take the form of additional notes from Debtor to Secured Party); (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Note, the Deed of Trust and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(e)           “Organizational Documents” means with respect to the Debtor, the documents by which Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(f)           “UCC” means the Uniform Commercial Code of the State of California and or any other applicable law of any state or states that has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.  It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense.  Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

(g)           “Cash Proceeds Event” shall have the meaning set forth in the Note.

(h)           “Company Sale” shall have the meaning set forth in the Note.

(i)           “Debt” shall have the meaning given to it in accordance with GAAP.

(j)            “Fiscal Quarter” means any of the three (3) month periods ending on March 31, June 30, September 30, or December 31.

2.           Grant of Security Interest.  As an inducement for the Secured Party to accept the Note from Debtor and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, a lien upon all of its respective right, title and interest of whatsoever kind and nature in and to, the Collateral (the “Security Interest”).  It is expressly acknowledged and agreed that the Security Interest shall be subject to and junior in position to any and all liens or security interest, whether perfected or not, which predate it and which Security Interest shall be subject to and junior in position to any and all future security interests which may be necessary to facilitate future financings for working capital, equipment or real property acquisitions or for general corporate purposes for the Debtor or any similar financing from or guaranteed by Haig S. Bagerdjian

3.           Representations, Warranties, Covenants and Agreements of Debtor.  Debtor represents and warrants to, and covenants and agrees with, Secured Party as follows:

(a)           Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Debtor and no further action is required by Debtor.  This Agreement has been duly executed by Debtor.  This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.  Debtor’s execution, delivery, and performance of this Agreement does not conflict with, result in a violation of, or constitute a default under (i) any provision of any agreement or other instrument binding upon Debtor or any of the Collateral, or (ii) any laws or orders applicable to Debtor or to Debtor’s properties.

(b)           [Intentionally Omitted]

(c)           [Intentionally Omitted]

(d)           [Intentionally Omitted]

(e)           [Intentionally Omitted]

(f)           [Intentionally Omitted]

(g)           Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by them.

(h)           The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of the Organizational Documents of Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Debtor's debt or otherwise) or other understanding to which Debtor is a party or by which any property or asset of Debtor is bound or affected.

(i)           [Intentionally Omitted]

(j)           [Intentionally Omitted].

(k)           [Intentionally Omitted]

(l)           [Intentionally Omitted]

(m)           [Intentionally Omitted]

(n)           [Intentionally Omitted]

(o)           [Intentionally Omitted]

(p)            Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(q)           Debtor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

4.           Defaults.  The following events shall be “Events of Default”:

(a)           The occurrence of an Event of Default (as defined in the Note) under the Note;

(b)           Any representation or warranty of Debtor in this Agreement or Note or the Deed of Trust shall prove to have been incorrect in any material respect when made;

(c)           The failure by Debtor to observe or perform any of its material obligations hereunder for ten (10) days after delivery to Debtor of notice of such failure by or on behalf of Secured Party unless such default is capable of cure but cannot be cured within such time frame and Debtor is using best efforts to cure same in a timely fashion; or

(d)           If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Debtor, or a proceeding shall be commenced by Debtor, or by any governmental authority having jurisdiction over Debtor, seeking to establish the invalidity or unenforceability thereof, or Debtor shall deny that Debtor has any liability or obligation purported to be created under this Agreement.

5.           Duty To Hold In Trust.

(a)           Upon the occurrence of any Event of Default and at any time thereafter, Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

(b)           If Debtor shall become entitled to receive or shall receive any securities or other property Debtor agrees to (i) accept the same as the agent of the Secured Party; (ii) hold the same in trust on behalf of and for the benefit of the Secured Party; and (iii) to deliver any and all certificates or instruments evidencing the same to Secured Party on or before the close of business on the fifth business day following the receipt thereof by Debtor, in the exact form received together with the Necessary Endorsements, to be held by Secured Party subject to the terms of this Agreement as Collateral.

6.           Rights and Remedies Upon Default.

(a)           Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party, acting through any agent appointed by it for such purpose, shall have the right to exercise all of the remedies conferred hereunder and under the Note and the Deed of Trust, and the Secured Party shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Secured Parties shall have the following rights and powers:

(i)           The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at Debtor's premises or elsewhere, and make available to the Secured Party, without rent, all of Debtor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii)          Upon notice to the Debtor by Secured Party, all rights of Debtor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease.  Upon such notice, Secured Party shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of secured Party, to exercise in Secured Party’s discretion all voting rights pertaining thereto.  Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owners thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral of Debtor.

(iii)         The Secured Party shall have the right to operate the business of Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Debtor or right of redemption of  Debtor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Debtor, which are hereby waived and released.

(iv)         The Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Party and to enforce the Debtor’s rights against such account debtors and obligors.

(v)          The Secured Party may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party or its designee.

(b)           The Secured Party may comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.  The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties.  If the Secured Party sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser.  In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c)           For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 6 or elsewhere provided by agreement or applicable law, Debtor hereby grants to the secured Party, for the benefit of the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

7.           Application of Proceeds.  The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Party (based on then-outstanding principal amount of the Note at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.  To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

8.           Costs and Expenses.  The Debtor will, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

9.           Responsibility for Collateral.  The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.  Without limiting the generality of the foregoing, (a) the Secured Party (i) has no duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has no obligation to clean-up or otherwise prepare the Collateral for sale, and (b) Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by Debtor thereunder.  Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which Secured Party may be entitled at any time or times.

10.         [Intentionally Omitted]

11.         Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other material Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

12.         Further Assurances.   On a continuing basis, Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

13.         Notices.  All notices, requests, demands and other communications hereunder shall be subject to the notice provision contained in the Note.

14.         Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

15.         [Intentionally Omitted]

16.         Miscellaneous.

(a)           No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)           All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)           This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)           In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)           No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)           This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)           Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.  Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Los Angeles, State of California.  Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(i)           This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)           Debtor shall indemnify, reimburse and hold harmless the Secured Party and their respective partners, members, shareholders, officers, directors, employees and agents (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction.  This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note, the Deed of Trust or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(k)           Nothing in this Agreement shall be construed to subject Secured Party to liability as a partner of Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member of Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

(l)           To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of Debtor or any direct or indirect subsidiary of Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waives any such noncompliance with the terms of said documents.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

POINT.360,
a California corporation

By:
Name: Alan R. Steel
Title: Executive Vice President

“DEBTOR”

TROYGOULD PC
a California professional corporation

By:
Name:
Title:

“SECURED PARTY”